EXHIBIT 10.5

TRANSLATION FOR CONVENIENCE ONLY - NOT LEGALLY BINDING

SHARE PURCHASE BY MUTUAL AGREEMENTS OF THE SHARES OF
NORTH AMERICAN SPRING WATER (N.A.S.W.) INC.

Entered into at Montreal (Quebec) on this 10th day of May 2002

BETWEEN:
3841944 CANADA INC., corporation duly constituted in virtue of the Canada Business Corporations Act, having its head office at 1411 Peel Street, Suite 700, Montreal, Quebec, H3A 1S5, herein represented by Mr. Michel P. Pelletier, President, duly authorized to act herein, as he so declares, by apposing his signature.

Hereinafter referred to as “Pelletiercorp”

AND:
NORTH AMERICAN SPRING WATER (N.A.S.W.) INC., corporation duly constituted in virtue of the Canadian Business Corporations Act, having a place of business at 1411 Peel Street, Suite 700, Montreal, Quebec, H3A 1S5, herein represented by Mr. Claude Chagnon, director, duly authorized to act herein, as he so declares, by apposing his signature.

Hereinafter referred to as the “Purchaser”

AND TO WHICH INTERVENES:	PIERRE PELLETIER, Businessman, domiciled and residing at 1625 Lincoln Avenue, Apt. 1702, Montreal, Quebec, H3H 2T5.

Hereinafter referred to as “Pierre”

AND:	MICHEL P. PELLETIER, Businessman, domiciled and residing at 62 Montrose Street, Pointe-Claire, Quebec, H9R 2S4.

Hereinafter referred to as “Michel”

THE PARTIES AGREE TO THE FOLLOWING:

ARTICLE 1  - SALE

1.1	Pelletiercorp hereby sells to the Purchaser and the Purchaser accepts to purchase, 7,249,256 Class “A” Shares in the capital stock of the Purchaser (hereinafter referred to as the “Sold Shares”).

ARTICLE 2 - RENUNCIATIONS

2.1
In consideration of these presents, Pelletiercorp, Pierre and Michel hereby irrevocably renounce to all of their rights to acquire shares or other equity titles of the Purchaser pursuant to the Unanimous Shareholder Agreement of the Purchaser currently in effect, employment contracts or any other documents, as well as all the Options which they hold to purchase shares of the Purchaser.

2.2
In consideration of these presents, Pelletiercorp hereby irrevocably renounces to all of its rights which pursuant to the terms of the Unanimous Shareholder Agreement of the Purchaser which is presently in effect.

Article 3 - CONSIDERATION

3.1	The purchase price for the sold shares is set at $350,000.00 and is payable in the following manner:

3.1.1	a disbursement to Gowling Lafleur Henderson in Trust in the amount of $200,000.00 in cash upon the signature of these presents (the “Closing”); and

3.1.2	a transfer by the Purchaser to Pelletiercorp, upon Closing, of all the shares held by the Purchaser in the capital stock of Eau de Source Vita (2000) Inc. (the “Transferred Shares”),

which Pelletiercorp acknowledges having received and declares itself quit for so much.

ARTICLE 4 - CONTRACTUAL WARRANTIES OF PELLETIERCORP

4.1
Pelletiercorp represents and warrants to the Purchaser that it is the absolute owner of the Sold Shares by good and valuable title, that it has the absolute and unconditional power to transfer the property of said shares to the Purchaser, that the Sold Shares are free and clear of all liens, charges, encumbrances, security interest, hypothecs or rights of acquisition in favour of third parties and that it has obtained all authorizations and necessary exemptions to that effect. In the event that one of these conventional warranties is inaccurate, Pelletiercorp undertakes to indemnify the Purchaser, upon request of any damage or loss related thereto, in capital, interest and judicial and extra-judicial costs.

ARTICLE 5 - CONTRACTUAL WARRANTIES OF THE PURCHASER

5.1
The Purchaser represents and warrants to Pelletiercorp that it is the absolute owner of the Transferred Shares by good and valuable title, that it has the absolute and unconditional power to transfer the property of said shares to the Pelletiercorp, that the Transferred Shares are free and clear of all liens, charges, encumbrances, security interest, hypothecs or rights of acquisition in favour of third parties and that it has obtained all authorizations and necessary exemptions to that effect. In the event that one of these conventional warranties is inaccurate, the Purchaser undertakes to indemnify Pelletiercorp, upon request, of any damage or loss related thereto, in capital, interest and judicial and extra-judicial costs.

ARTICLE 6 - INTERPRETATION

6.1	This contract is governed by the laws in effect in the Province of Quebec.

6.2	This contract binds each and every party, in solidarity, as well as their successors and respective heirs.

6.3	Any modification or renunciation to whatsoever provision of this contract shall be in writing and signed by each party.

6.4	The parties covenant and agree to sign all documents, to take all actions or other necessary or useful measures in order to give full effect to the provisions of the present contract.

SIGNATURES

3841944 CANADA INC.	per:	(SGD)
Michel P. Pelletier President

NORTH AMERICAN SPRING WATER (N.A.S.W.) INC.	per:	(SGD)
Claude Chagnon

PIERRE PELLETIER	by himself:	(SGD)

MICHEL P. PELLETIER	by himself:	(SGD)